CONSENT TO CREDIT AGREEMENT

CONSENT TO CREDIT AGREEMENT (this “Consent”), dated as of May 12, 2014, among TWIN DISC, INCORPORATED, a Wisconsin corporation (“Parent”), TWIN DISC INTERNATIONAL, S.A., a Belgian corporation (“TD International” and, together with Parent, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”).

BACKGROUND

A. The Borrowers and the Lender are party to that certain Credit Agreement dated as of November 19, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrowers have requested that the Lender grant certain consents with respect to the Credit Agreement.

C. The Lender is willing to enter into this Consent to grant such consents with respect to the Credit Agreement, upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Consents.  Notwithstanding anything to the contrary contained in the Credit Agreement, the Lender hereby consents to the extension of the time for the Borrowers to deliver the financial information and reports and the Officer’s Certificate in respect of the fiscal quarter ended March 28, 2014 pursuant to Sections 7.4(a) and (c) of the Credit Agreement until June 20, 2014.

Section 3. Effectiveness of Consent.  This Consent shall be effective as of the date first set forth above, subject to receipt by the Lender of executed counterparts hereof from the Borrowers and the Lender.

Section 4. Miscellaneous.

(a) Effect of Consent.  Except as specifically provided herein, all provisions of the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Consent and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.  This Consent shall constitute a Loan Document.

(b) Counterparts.  This Consent may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Delivery of the executed counterpart of this Consent by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart to this Consent.

(c) Captions.  Section captions used in this Consent are for convenience only, and shall not affect the construction of this Consent.

(d) Entire Agreement.  This Consent, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

(e) Costs and Expenses.  The Borrowers hereby affirm their obligation under Section 10.3 of the Credit Agreement to reimburse the Lender for all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Consent, including but not limited to the reasonable fees, charges and disbursements of counsel to the Lender.

Section 5. Governing Law.  THIS CONSENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

TWIN DISC, INCORPORATED

By:           ___________________________
Title:                      ___________________________

TWIN DISC INTERNATIONAL, S.A.

By:           ___________________________
Title:                      ___________________________

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:           ___________________________
Title:                      ___________________________